SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004


                               AMENDMENT NO. 2 TO
                                    FORM 8-K
                                 Current Report


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                       Date of Report:  November 15, 2000

                         Inform Worldwide Holdings, Inc.
             (Exact name of registrant as specified in its charter)


            Colorado                    000-29994               841425882
 (State or other jurisdiction of       (Commission            (IRS Employer
  incorporation of organization)       File Number)      Identification Number)


            10333 E. Dry Creek Road, Suite 270, Englewood, CO  80112
                         (Business address and zip code)

                                 (303) 662-0900
              (Registrant's telephone number, including area code)

                          Anything Internet Corporation
         (Former name or former address, if changed since last report.)

Item  5.  Other  Events


On November 15, 2000, the Registrant changed its name to Inform Worldwide Holdings, Inc. from Anything Internet Corporation. The Registrant also changed its symbol to IWWH instead of IWWI, as previously reported, effective November 17, 2000.


November 30th, 2000


                                      Inform Worldwide Holdings, Inc.
                                      (Registrant)


                                  By:  /s/  Larry G. Arnold
                                      --------------------------
                                      Larry G. Arnold, CEO and
                                      Chairman of the Board
                                      Englewood, Colorado


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